UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 1, 2009, TransAct Technologies Incorporated (the “Company”) signed a new five-year agreement effective November 20, 2009, with GTECH Corporation, a wholly-owned subsidiary of Lottomatica Group S. p. A.   Under the terms of the agreement, the Company will provide GTECH, the Company’s largest customer, with their next generation thermal lottery printers for various lottery applications.  The terms of the agreement require that GTECH exclusively purchase all of its requirements for thermal on-line lottery printers from the Company and that the Company exclusively sell such printers to GTECH.  The exclusivity will run for four years from the start of production of the new printer, which is expected to commence in the fall of 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: December 3, 2009

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